1 First Quarter 2013 Earnings Call Presentation May 9, 2013 Exhibit 99.1

Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This presentation and any other written or oral statements made by or on behalf of Tower may include forward-looking statements that reflect Tower's current views with respect to future events and financial performance. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as
"may," "will," "plan," "expect," "project," "intend," "estimate," "anticipate," "believe" and "continue" or their negative or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the actual results of Tower to differ materially from those indicated in these statements.  Please refer to Tower’s filings with the SEC, including among others Tower’s Annual Report on Form 10-K for the year ended December 31, 2012, for a description of the important factors that could cause the actual results of Tower to differ materially from those indicated in these statements.  Forward-looking statements speak only as of the date on which they are made, and Tower undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Notes on Non-GAAP Financial Measures
Operating income (loss) excludes realized gains and losses, acquisition-related transaction costs and the results of the reciprocal business, net of tax. Operating income is a common measurement for property and casualty insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.
Additionally, these measures are a key internal management performance standard. Operating earnings (loss) per share is operating income (loss) divided by diluted weighted average shares outstanding. Net income (loss) attributable to Tower Group International, Ltd. is the most directly comparable GAAP measure. Operating return on equity is annualized operating income (loss) divided by average common equity, and operating return on equity excluding the impact of catastrophes and reserve development is calculated by eliminating the impact of catastrophes and reserve development on operating income (loss). See footnote 2 for additional discussion of the exclusion of catastrophes and reserve development. A reconciliation of net income (loss) attributable to Tower Group International, Ltd. to operating income (loss) and return on average equity to operating return on average equity is provided in an accompanying table.
Combined ratio excluding the impact of catastrophes and reserve development is the sum of the loss and loss adjustment expense ratio and the expense ratio excluding the impact of catastrophes and reserve development. We believe this presentation enhances the understanding of our results by eliminating what we believe are volatile and unusual events and presenting the ratios with what we believe are the underlying run rates of the business. A reconciliation of combined ratio to combined ratio excluding the impact of catastrophes and reserve development is provided in an accompanying table.
Book value per share is calculated as Tower Group International, Ltd. stockholders’ equity divided by the number of shares outstanding.
We believe that book value per share is an important measure of our ability to grow shareholder value. The computation of book value per share is provided in an accompanying table.
Total premiums include gross premiums written through our insurance subsidiaries and produced as managing general agent on behalf of other insurance companies, including the reciprocal exchanges.

First Quarter 2013 Snapshot
•
Completion of Canopius Bermuda merger on March 13
– Achieved long term vision of creating a global diversified insurance company with access to U.S, Bermuda and London markets
– Due to successful restructuring, Tower Reinsurance, Ltd. (newly-
established Bermuda reinsurance company) generated significant portion of group’s net income
•
Strong growth in premiums and profits
– Operating income of $25.9 million or 56 cents per share, up from $20.6 million or 46 cents per share in 1Q 2012
• Operating income excludes $19.1 million in pre-tax acquisition costs
– Premium growth up 18% to $550.4 million driven by organic growth initiative and positive pricing trends
•
Positive outlook
– Continued benefits from the Canopius Bermuda merger, profitable expansion into specialty and international business and improving market conditions

Canopius Bermuda Merger Highlights
•
Transaction summary
– Canopius Group was successful in selling their shares in Canopius Bermuda to third party investors raising approximately $206 million
– After this placement, Tower merged with Canopius Bermuda on March 13, creating a new holding company called Tower Group International, Ltd. listed under the same TWGP symbol
– Tower Group considered as accounting acquirer, and therefore prior year results are only those of Tower Group, Inc.
•
Merger impact on shares
(in 000's)
Shares Outstanding at 12-31-2012 (pre-merger) 38,406
Shares Outstanding at 12-31-2012 (post-merger) * 43,514
Restricted Stock granted and vested -107
New Shares Issued in Merger 14,026
Shares Outstanding at 3-31-2013 57,432
*Adjusted for merger conversion ratio of 1.133 to 1

TOWER GROUP
INTERNATIONAL, LTD.

24% ownership interest
76% ownership interest

High Level Corporate Structure
Tower Group, Inc.
Delaware Holding Company
*CP Re used solely to reinsure US Pool
Tower
Stockholders
100%
US Pool*
Castle Point Re*
(“CP Re”)
PRE MERGER
Post  Merger New
Stockholders
Pre Merger Tower
Stockholders
Tower  Group International, Ltd.
Bermuda Holding Company
Bermuda Operations
Tower Reinsurance, Ltd to
assume CP Re’s
operations
U.S. Operations
Tower and its
Subsidiaries
POST MERGER

Pre-Merger Tower* 2013 Pro Forma
Global Diversified Insurance Company
U.S. Bermuda Lloyd’s
• Continue expansion of commercial,
personal and specialty businesses
• Establish Tower Reinsurance Ltd. as
efficient reinsurance platform to
support U.S. and international
business
• Expand existing relationships with
Lloyd’s syndicates to access $38B
market
• Expect to acquire or develop Tower’s
own Lloyd’s syndicate
* Percentage of total premium for the year ended 12/31/12
Commercial
General
36%
Personal
Lines
32%
Commercial
Specialty
32%
Commercial
General
31%
Personal
Lines
31%
Commercial
Specialty
23%
Quota share
of Lloyd's
business
15%

Impact of Post Merger Restructuring
•
Bermuda:
– Established Tower Reinsurance, Ltd.  to replace CastlePoint Re (CP Re)
– Strong earnings expected from affiliated and third party reinsurance business
• Expect $850 million to $950 million in GPW in 2013 from affiliated reinsurance from
U.S pool and third party reinsurance
– Strong balance sheet
• Total capitalization of $506 million ($206 million from Canopius Bermuda and $300 million from restructuring of CP Re)
• Strong reserve position with additional risk premium on Canopius Bermuda carried reserves
•
U.S.:
– Reduced level of profitability due to expenses associated with significant investment in technology and elimination of assumed reinsurance business.
•
Impact on operating results:
– Higher than expected earnings in Bermuda offset by weaker operating results in U.S. due to restructuring
– Results in lower taxes in U.S. until U.S. operations gradually improve profitability from increased premium production and lower expenses

1Q 2013 Business Segment Results
Commercial  Lines Personal Insurance
General Specialty Lines* Services
Business Units / Products
Small business;
Middle market
National Programs, E&S,
Customized Solutions,
Transportation and
Assumed Reinsurance
Homeowners and
private passenger
auto
1Q 2013 GPW ($ millions) $173 $234 $144 $7.3**
1Q 2012 GPW ($ millions) 191 146 130 7.4**
2013 % of total GPW 31% 43% 26% n/a
Commercial Consolidated
Loss Ratio 63.8% 60.1% n/a
Expense Ratio 35.1% 40.1% n/a
Combined Ratio 98.9% 100.2% n/a
Retention 82% 90% n/a
Renewal Premium Change 6.4% 4.6% n/a
•
Personal  Lines GPW includes reciprocals,
Personal Lines ratios exclude reciprocals.
** Insurance services total revenue.

Business Segment Summary
•
Personal
– Premium growth of 10.7% due to higher renewal retention and strong growth in new business.
– Pricing increases of 4.6% occurring in first quarter
– Higher expenses are related to the system conversion
– Management fee from managing reciprocal exchanges was $7.3M in
1Q and will be included in personal lines segment reporting beginning in 2Q
•
Commercial – General
– Small Business up 4% due to strong renewals
– Middle Market down in line with plan
– California workers compensation business down 41% overall with
Middle Market down approximately 60%

Business Segment Summary
•
Commercial – Specialty Insurance
– Continued focus on re-underwriting programs positioned in competitive markets and shift towards specialty programs in profit niche markets
– Focus on growing risk-bearing program underwriting agents or joint venturing with agents positioned in specialty markets
– Expansion into specialty businesses in 2013 by focusing on acquiring underwriting teams or program agencies
•
Commercial – Specialty Reinsurance
– Moved assumed reinsurance department from U.S to Bermuda in 1Q
– Significant growth rate in assumed reinsurance primarily from relationship with Lloyd’s syndicates, including Canopius
– Expect significant growth from various sources, including continued
growth of business from Lloyds’ syndicates, introduction of risk sharing solutions with a focus on small insurance companies and risk bearing managing general agencies
– Results will be reported in a new business segment – Specialty
Reinsurance beginning in 2Q

(in 000's except per share data) Three months ended
3/31/2013 3/31/2012
Operating income $25,900 $20,618 26%
Operating EPS $0.56 $0.46 22%
WASO 45,984 44,535 3%
Operating ROE 9.8% 7.9%
Insurance Ratios
Loss ratio 63.1% 64.2%
Expense ratio 36.0% 34.6%
Combined ratio 99.1% 98.8%
Financial Highlights    (Tower
only – excludes reciprocals)

Balance Sheet Highlights
(in millions except per share data) 3/31/2013 3/31/2012
Total assets $6,395 $4,749 35%
Debt 451 450 0%
Tower Stockholders' equity 1,197 981 22%
Tower Capital $1,648 $1,431 15%
Tower debt to capital ratio 27% 31%
Book value per share $20.85 $22.54 -7%
Shares outstanding 57,432 43,515 32%

1Q 2013 Consolidated Loss Ratio
•
No adverse development in first quarter 2013
•
Currently accident year 2012 is developing better than original expectations
•
Acquisitions reserved at high end of the actuarial range;  Canopius Bermuda risk premium of $20 million included in loss reserves
•
Major events have consistently been reserved conservatively (Irene, Sandy)
with no adverse development noted
(Tower only – excludes reciprocals)
63.1
64.2
1Q 2013 1Q 2012
Loss Ratio (%)

1Q 2013 Expense Ratio
• As systems initiatives relating to personal lines are completed, we expect scale advantage to drive expense ratio down
18.2%
18.6%
14.0%
12.3%
3.8%
3.7%
36.0%
34.6%
1Q13 1Q12
Commissions, net of ceding commissions
OUE, net of fees
BB&T expenses
(Tower only – excludes reciprocals)

1Q 2013 Investment Performance
• Portfolio yield impacted at 1Q 2013 by large cash balances obtained through merger and by portfolio sales to fund Sandy losses
• Bermuda platform will provide a better after tax return environment on reinsurance portfolio assets
• Continuing to look at real estate and alternative investments as classes to enhance investment returns
Note: Cash & Invested Assets, Tax–Equivalent Fixed Income Yield and Net Investment Income exclude reciprocals
$2,589
$2,359
03-31-2013 03-31-2012
Cash and Invested Assets ($millions)
4.1
4.5
1Q 2013 1Q 2012
Tax- Equivalent Fixed Income
Yield (%)
$30
$32
03-31-2013 03-31-2012
Net Investment Income
($millions)

Capital Management Strategy
• Capital increase due to $206 million from the merger and should also increase from anticipated 2013 earnings growth
• Capital management strategy will be utilized to balance support of business production and to achieve targeted return on equity
• Dividends
– Maintained 1Q 2013 dividend at pre-merger level of 16.5 cents
(adjusted for merger conversion ratio)
• Share repurchase plan
– $50 million authorization approved

Positive Outlook for Remainder of 2013
Original Forecast 1Q13 2013 Target* 1
st
quarter analysis and outlook for the rest of 2013
GPW & Managed
Growth Rate
5% - 10% 18.0% 5% - 10%
Higher than expected growth rate in  1Q  due to continued growth from specialty reinsurance business in Bermuda.
Loss Ratio 62.3% 63.1% 62% - 63%
Overall loss ratio slightly higher due restructuring of business segments that increased loss ratio in U.S offset partially by lower loss ratio in Bermuda.
Expense Ratio 35.5% 36.0% 34.5% - 35.5%
Higher expense ratio in U.S due to technology costs.  Expense should gradually trend lower as technology projected are completed.
Combined Ratio 97.8% 99.1% 96.5% - 98.5%
Higher gross premiums written offset by higher combined ratio from higher expense and loss ratios
Investment Yield 4.6% 4.1% 4.3% - 4.6%
Investment returns lower due to payout for Sandy claims and higher capital from merger.
Tax Rate
Operating ROE
Operating EPS
11.5%
12%
$2.40 - $2.60
(12.5%)
9.8%
$0.56
2% - 4%
10% - 12%
$2.40 - $2.60
Lower tax rate due to restructuring of business in U.S and Bermuda. ROE should improve close to target as full impact of merger is realized throughout 2013.
*Excludes reciprocals